UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 31, 2025

Acuren Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42524	66-1076867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14434 Medical Complex Drive, Suite 100 Tomball, TX	77377
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 218-7450

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 31, 2025, Acuren Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the (i) approval of the issuance of shares of common stock, par value $0.0001 per share of the Company (the “Common Stock”), to stockholders of NV5 Global, Inc. (“NV5”) in connection with the Agreement and Plan of Merger dated May 14, 2025, by and among the Company, NV5, and certain direct, wholly owned subsidiaries of the Company (Proposal 1), (ii) election of eight director nominees (Proposal 2), (iii) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the 2025 fiscal year (Proposal 3), and (iv) approval of the Company’s 2025 Employee Stock Purchase Plan (Proposal 4). The proposal to approve the adjournment of the Annual Meeting was not voted on at the Special Meeting because there were sufficient votes to approve Proposal 1.

The results of the votes are set forth below.

Proposal 1—Approval of the Issuance of Shares of the Company to Stockholders of NV5

The stockholders approved the issuance of shares of Common Stock to stockholders of NV5 in connection with the Agreement and Plan of Merger.

For	Against	Abstain
94,157,704	6,285	24,153

Proposal 2—Election of Directors

The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the Company’s 2026 Annual Meeting of Stockholders and, in each case, until his or her successor is duly elected and qualified.

	For	Against	Abstain
Sir Martin E. Franklin	91,027,329	3,149,584	11,229
Robert A. E. Franklin	93,192,053	983,560	12,529
Antoinette C. Bush	94,074,314	78,105	35,723
Rory Cullinan	94,148,401	28,418	11,323
Elizabeth Meloy Hepding	94,094,716	57,668	35,758
Peter Hochfelder	94,138,229	38,290	11,623
James E. Lillie	90,173,481	4,003,337	11,324
Talman Pizzey	94,087,506	89,313	11,323

Proposal 3—Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
94,155,216	21,803	11,123

Proposal 4—Approval of the Company’s 2025 Employee Stock Purchase Plan

The stockholders approved the 2025 Employee Stock Purchase Plan.

For	Against	Abstain
94,139,694	34,925	13,523

Item 7.01 Regulation FD

Acuren issued a press release on July 31, 2025, announcing the voting results of the Annual Meeting, which is furnished hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 31, 2025.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acuren Corporation

By:	/s/ Kristin Schultes
Name:	Kristin Schultes
Title:	Chief Financial Officer

Date: July 31, 2025

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